EXHIBIT 10.28.1


                         FIRST AMENDMENT
                               TO
         AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT

           THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT (this "Amendment"), dated February 21, 1997, is among PANDA BRANDYWINE, L.P., a Delaware limited partnership (the "Partnership"), of which PANDA BRANDYWINE CORPORATION, a Delaware corporation, is the sole general partner, GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its individual capacity and as owner participant ("GE Capital"), FLEET NATIONAL BANK, not in its individual capacity but solely as owner trustee (in such capacity, the "Owner Trustee") under the Trust Agreement, FLEET NATIONAL BANK, a national banking association, as security agent hereunder for GE Capital, the Owner Trustee and the Loan Participants, CREDIT SUISSE, a bank organized and existing under the laws of Switzerland, acting by and through its New York branch, as administrative agent for the Loan Participants, and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee under the Indenture.

                      W I T N E S S E T H :

      WHEREAS, the parties hereto entered into the Amended and Restated Security Deposit Agreement as of December 18, 1996 (the
"Deposit Agreement"); and

      WHEREAS, the Partnership has requested the other parties hereto to enter into this Amendment for the purpose of amending certain aspects of Section 4.2 of the Deposit Agreement and the parties hereto have agreed to do so;

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                            ARTICLE I
                           Amendments

     SECTION 1.1    Amendment of Section 4.2(a).

      (a)   The  first  six words of the first  sentence  of
Section 4.2(a) of the Deposit Agreement, being "On or before the twentieth day," are hereby deleted and replaced with the following: "On or before the fifth day prior to the last Business Day."

      (b)   The first four words of the third sentence of Section
4.2(a) of the Deposit Agreement, being "On the twenty-fifth day," are hereby deleted and replaced with the following: "On the last
Business Day."

                           ARTICLE II
                          Miscellaneous

      SECTION  2.1     APPLICABLE LAW.  THIS AMENDMENT  SHALL  BE
GOVERNED  BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS  OF  THE
STATE OF NEW YORK.

     SECTION 2.2 Counterparts. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

      SECTION 2.3 Definitions. Each term used herein with its initial letter capitalized and not otherwise defined shall have the meaning assigned to such term in the Deposit Agreement.

      SECTION 2.4 Full Force and Effect. Except as otherwise expressly amended or modified by this Amendment, the Deposit
Agreement is and shall continue to be in full force and effect in accordance with its terms.


          IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

                              PANDA-BRANDYWINE, L.P.

                               By:  Panda Brandywine Corporation,its
                                     General Partner


                              By:  /s/
                                   Name:
                                   Title:

                              PANDA BRANDYWINE CORPORATION,
                              as the General Partner


                              By:  /s/
                                   Name:
                                   Title:

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By:  /s/
                                   Name:
                                   Title:

                              FLEET NATIONAL BANK, as Security Agent and as Owner Trustee


                              By:  /s/
                                   Name:
                                   Title:

                              CREDIT SUISSE, a bank organized and
                              existing   under   the   laws    of
                              Switzerland, acting by and  through
                              its    New    York    branch,    as
                              Administrative Agent


                              By:  /s/
                                   Name:
                                   Title:

                              FIRST   SECURITY   BANK,   NATIONAL
                              ASSOCIATION, as Indenture Trustee


                              By:  /s/
                                   Name:
                                   Title: